CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                           PALATIN TECHNOLOGIES, INC.

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                                 April 28, 1998


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               CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT, dated as of April
28, 1998 (this "Agreement"), between Palatin Technologies, Inc., a Delaware corporation (the "Company"), and the parties who have executed this Agreement and whose names appear on Schedule 1 hereto (each party listed on Schedule 1 hereto being hereinafter sometimes referred to as a "Purchaser" and collectively as the "Purchasers").

               WHEREAS, certain of the Purchasers and the Company have executed one or more Subscription Agreements in connection with the offering by the Company of certain Units relating to the Company's Series B Convertible Stock (the "Unit Offering");

               WHEREAS, the parties to the Unit Offering desire to void ab initio all agreements and understandings relating thereto;

               WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to acquire shares of the Company's Series B Convertible Preferred Stock, $.01 par value per share (the "Preferred Stock").

               IN CONSIDERATION of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

               Section 1.1. Certain Definitions. As used in this Agreement, unless the context requires a different meaning, the following terms have the meanings indicated in this Section 1.1:

               "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.


               "Agreement" shall have the meaning set forth in the recitals hereto.

               "Business Day" means any day except Saturday, Sunday and any day which shall be a Federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

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               "Certificate of Designation"  shall have the meaning set forth in
Section 2.1(a).

               "Closing" shall have the meaning set forth in Section 2.1(b).

               "Closing  Date"  shall  have the  meaning  set  forth in  Section
2.1(b).

               "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder as in effect on the date hereof.

               "Commission" means the Securities and Exchange Commission.

               "Common Stock" means the Company's common stock, par value $.01 per share.

               "Company" shall have the meaning set forth in the recitals hereto.

               "Conversion Price" shall have the meaning set forth in the Certificate of Designation.

               "Disclosure Materials" means, collectively, the SEC Documents, the schedules to this Agreement and the Registration Rights Agreement and all other information furnished in writing by or on behalf of the Company to the Purchasers or their respective agents and counsel in connection with the transactions contemplated by this Agreement.

               "Escrow Agent" means Robinson Silverman Pearce Aronsohn & Berman LLP.

               "Escrow Agreement" means the escrow agreement, dated as of the date hereof, among the Company, JNC and the Escrow Agent, in the form of Exhibit D, as the same may be amended, supplemented or otherwise modified in accordance with its terms.

               "Event" shall have the meaning set forth in Section 4.14.

               "Event Date" shall have the meaning set forth in Section 4.14.


               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "JNC"  means  JNC   Opportunity   Fund  Ltd.,  a  Cayman  Islands
corporation, and a Purchaser hereunder.

               "Initial Reserve" shall have the meaning set forth in Section 3.1(d).

               "Intellectual Property Rights" shall have the meaning set forth in Section 3.1(q).

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               "Legal  Opinion"  means the legal  opinion  letter of Rubin  Baum
Levin Constant & Friedman, outside counsel to the Company, addressed to the Purchasers, dated the Closing Date, substantially in the form attached hereto as Exhibit C.

               "Lien" means, with respect to any asset, any mortgage, lien, pledge, right of first refusal, charge, security interest or encumbrance of any kind in or on such asset or the revenues or income thereon or therefrom.

               "Material  Adverse  Effect"  shall have the  meaning set forth in
Section 3.1(a).

               "New York  Courts"  shall have the  meaning  set forth in Section
5.8.

               "Original Issue Date" shall mean the first issuance of any Shares, regardless of the number of transfers of any particular Share and regardless of the number of certificates which may be issued to evidence any particular Share.

               "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

               "Preferred Stock" shall have the meaning set forth in the recitals hereto.

               "Proceeding"  means an  action,  claim,  suit,  investigation  or
proceeding   (including,   without  limitation,   an  investigation  or  partial
proceeding, such as a deposition).

               "Purchaser(s)" shall have the meaning set forth in the recitals hereto.

               "Registration Rights Agreement" means the registration rights agreement, dated as of the date hereof, among the Company and the Purchasers, in the form of Exhibit B, as the same may be amended, supplemented or otherwise modified in accordance with its terms.

               "Required Approvals" shall have the meaning set forth in Section 3.1(f).

               "SEC  Documents"  shall  have the  meaning  set forth in  Section
3.1(k).

               "Securities" means, collectively, the Shares and the Underlying Shares.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Shares" means the shares of Preferred Stock to be purchased pursuant to this Agreement.

               "Stated Value" means $100.

               "Subsequent  Financing"  shall  have  the  meaning  set  forth in
Section 4.9.

               "Subsequent Financing Notice" shall have the meaning set forth in
Section 4.9.

               "Subsidiaries"  shall  have the  meaning  set  forth  in  Section
3.1(a).

               "Trading Day" shall have the meaning set forth in the Certificate of Designation.

               "Transaction Documents" means collectively, this Agreement, the Registration Rights Agreement, the Certificate of Designation and the Escrow Agreement.

               "Underlying Shares" means the shares of Common Stock issuable upon conversion of the Shares in accordance with the terms of the Certificate of Designation.

               "Underlying Securities Registration Statement" means a registration statement under the Securities Act prepared by the Company and filed with the Commission in accordance with the Registration Rights Agreement, covering the resale of the Underlying Shares and naming the holder or holders of such Underlying Shares as "selling stockholders" thereunder.

               "Unit Offering" shall have the meaning set forth in the recitals hereto.


                                   ARTICLE II

                               PURCHASE OF SHARES

               Section 2.1.  Purchase of Shares; Closing.

               (a) Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers and the Purchasers shall, severally and not jointly, purchase up to an aggregate of 18,875 Shares for an aggregate purchase price of $1,887,500. The Shares shall have the respective rights, preferences and privileges set forth in Exhibit A (the "Certificate of Designation").

               (b) The closing of the purchase and sale of the Shares (the "Closing") shall take place on such date as the parties shall agree at the offices of the Escrow Agent, 1290 Avenue of the Americas, New York, New York 10104, in accordance with the Escrow Agreement. The date of the Closing is hereinafter referred to as the "Closing Date."

               (c) At the Closing the parties shall deliver the following items (with respect to the Closing of the purchase and sale of the Shares to be acquired by JNC hereunder, such deliveries will be made prior to the Closing in accordance with and subject to the terms and

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conditions of the Escrow  Agreement):  (i) the Company shall deliver or cause to be delivered (A) stock certificates representing the aggregate Stated Value of the Shares to be acquired hereunder by each Purchaser as set forth in Schedule 1, registered in the name of such Purchaser and (B) the Legal Opinion; (ii) each Purchaser shall deliver or cause to be delivered immediately available funds equal to the aggregate Stated Value of Shares to be acquired by such Purchaser as set forth in Schedule 1, in United States dollars and (iii) each party hereto shall deliver or cause to be delivered all other executed instruments, agreements and certificates as are required to be delivered by or on their behalf at the Closing, including without limitation, this Purchase Agreement, the Registration Rights Agreement and, with respect to the Company and JNC, the Escrow Agreement. The Company acknowledges that its outside counsel has received, and the Purchasers (other than JNC) and the Company agree that the Company's outside counsel shall continue to hold, $287,500, representing the Purchase Price to be paid at Closing by such other Purchasers.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

               Section 3.1. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as follows:

               (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 3.1(a) (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Shares or any Transaction Document, (y) have a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (x), (y) or (z), a "Material Adverse Effect").

               (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and to otherwise carry out its obligations thereunder. The execution and

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delivery of each Transaction  Document by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. Each Transaction Document has been duly executed by the Company and, when delivered in accordance with the terms hereof and of the Escrow Agreement, each Transaction Document shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any provision of its respective certificate of incorporation, bylaws or other charter documents.

               (c) Capitalization. The authorized, issued and outstanding capital stock of the Company and each of the Subsidiaries is set forth in
Schedule 3.1(c). No shares of Common Stock are entitled to preemptive or similar rights. Except as specifically disclosed in Schedule 3.1(c), there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Documents or Schedule 3.1(c), no Person or group of Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock.

               (d) Issuance of Securities. The Shares are duly authorized and, when issued in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has and at all times while any Shares are outstanding will maintain an adequate reserve of duly authorized shares of Common Stock to enable it to perform its conversion obligations under the Certificate of Designation, which reserve shall be no less than 175% of the number of shares of Common Stock as would be issuable upon conversion in full of the Shares, assuming such conversion occurred on the Original Issue Date or the Effective Date (as defined in the Registration Rights Agreement), whichever yields a lower Conversion Price (the "Initial Reserve"). If at any time the sum of the number of shares of Common Stock issuable upon conversion in full of the then outstanding Shares exceeds 85% of the Initial Reserve, then the Company shall duly reserve 175% of the number of shares of Common Stock equal to such excess to fulfill such obligations. This obligation shall similarly apply to successive excesses. When issued in accordance with the Certificate of Designation the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens.

               (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), (ii) subject to obtaining the consents referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually and in the aggregate, could not have or result in a Material Adverse Effect.

               (f) Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing of the Certificate of Designation with the Secretary of State of Delaware, (ii) the filing of one or more Underlying Securities Registration Statements with the Commission and the making of applicable blue-sky filings under state securities laws with respect to the Securities and the transactions contemplated hereby, each as contemplated hereby and by the Registration Rights Agreement, (iii) the application for the listing of the Underlying Shares on the Nasdaq SmallCap Market (and on each other national securities exchange, market or trading facility on which the Common Stock is then listed), and (iv) other than, in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, could not, individually or in the aggregate, have or result in a Material Adverse Effect (the "Required Approvals").

               (g) Litigation; Proceedings. Except as specifically disclosed in the Disclosure Materials, there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any Transaction Document or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

               (h) No Default or Violation. Neither the Company nor any Subsidiary (i) is in default under or in violation of (or has received notice of a claim that it is in default under or that it is in violation of) any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

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               (i)   Private   Offering.    Assuming   the   accuracy   of   the
representations   and  warranties  of  the  Purchasers   contained  in  Sections
3.2(b)-3.2(f), the offering, issuance or sale of the Securities as contemplated hereunder are exempt from the registration requirements of the Securities Act.

               (j) Certain Fees. Except for fees payable to Paramount Capital, Inc., no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, investment banker or Person performing a similar function, placement agent, or bank with respect to the transactions contemplated hereby. The Purchasers shall have no obligation with respect to such fees or commissions or with respect to any claims made by or on behalf of other Persons for fees or commissions of a type contemplated in this Section that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each Purchaser, its respective employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and reasonable attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

               (k) SEC Documents; Financial Statements; No Adverse Change. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since July 1, 1996 (the foregoing materials being collectively referred to herein as the "SEC Documents") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations, retained earnings and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-QSB for the period ended December 31, 1997, (a) there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect, (b) there has been no material change in the Company's accounting principles, practices or methods and (c) the Company has conducted its business only in the ordinary course of such business. The Company last filed audited financial statements with the Commission for the fiscal year ended June 30, 1997, and has not received any comments from the Commission in respect thereof.

               (l) Seniority. Except for the Company's Series A Preferred Stock, no class of equity securities of the Company is senior to the Shares in right of payment, whether upon liquidation, dissolution or otherwise.

               (m) Form S-3 Eligibility. The Company is, and at the Closing Date will be, eligible to register securities for resale with the Commission under Form S-3 promulgated under the Securities Act.

               (n) Investment Company. The Company is not, and is not an "Affiliate person" of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (o) Exclusivity. The Company shall not issue or sell Preferred Stock to any Person other than the Purchasers.

               (p) Listing and Maintenance Requirements Compliance. Since the date that the listing of the Common Stock was initially approved for trading on the Nasdaq SmallCap Market, the Company has not received notice (written or oral) from any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it is or has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is in compliance with all such maintenance requirements.

               (q) Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other intellectual property rights which are necessary for use in connection with its business or which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). To the best knowledge of the Company, none of the Intellectual Property Rights infringe on any rights of any other Person, and the Company either owns or has duly licensed or otherwise acquired all necessary rights with respect to the Intellectual Property Rights. The Company has not received any notice from any third party of any claim of infringement by the Company of any of the Intellectual Property Rights, and has no reason to believe there is any basis for any such claim. To the best knowledge of the Company, there is no existing infringement by another Person on any of the Intellectual Property Rights.

               (r) Registration Rights. Except as and to the extent set forth on
Schedule 6(b) to the Registration Rights Agreement, the Company has not granted or agreed to grant any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission which have not been satisfied.

               (s) Conversion Procedures. Other than the Conversion Notice attached to the Certificate of Designation, there are no other procedures to be followed or legal opinions or other documents required be delivered in order to permit holders to exercise their right to convert Shares in accordance with the time periods set forth in the Certificate of Designation.

               (t) Disclosure. All information relating to or concerning the Company set forth in the Transaction Documents or the Disclosure Materials (other than the SEC Documents) is true and correct in all material respects and does not fail to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. The Company confirms that, to the best of its knowledge, it has not provided any Purchaser or any of such Purchaser's agents or counsel any information that constitutes or might constitute material nonpublic information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representation in effecting transactions in securities of the Company.

               Section 3.2. Representations and Warranties of the Purchasers. Each Purchaser hereby, severally and not jointly, represents and warrants to the Company as follows:

               (a) Organization; Authority. If such Purchaser is an entity, such Purchaser is an entity organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and to carry out its obligations thereunder. If such Purchaser is an individual, such Purchaser has the capacity to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and to carry out its obligations thereunder. The purchase of the Securities to be acquired by such Purchaser hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement, the Registration Rights Agreement and, with respect to JNC only, the Escrow Agreement has been duly executed by such Purchaser and, when delivered by such Purchaser in accordance with the terms hereof and, with respect to JNC, of the Escrow Agreement, shall constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

               (b) Investment Intent. Such Purchaser is acquiring the Securities to be acquired by it hereunder for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

               (c) Purchaser Status. At the time such Purchaser was offered the Securities to be acquired by it hereunder, it was, at the date hereof, it is, and at the Closing Date, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

               (d) Experience of Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

               (e) Ability of Purchaser to Bear Risk of Investment. Such Purchaser acknowledges that an investment in the Securities to be acquired by it hereunder is speculative and involves a high degree of risk. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

               (f) Access to Information. Such Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities, and the merits and risks of investing in the Securities, (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and
(iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives, agents or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

               (g) Reliance.  Such Purchaser  understands and acknowledges  that
(i) the Securities to be acquired by it hereunder are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

               The Company acknowledges and agrees that the Purchasers make no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.


                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES

               Section 4.1. Transfer Restrictions. (a) The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements thereof. In connection with any transfer of any Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected and paid for by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer of Shares by a Purchaser to an Affiliate thereof and to any transfers among any such Affiliates provided the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such Affiliate transferee shall have the rights of the Purchaser under the Transaction Documents.

               (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on the certificates representing the Securities:

               NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON CONVERSION SET FORTH IN SECTION 4.8 OF THE CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT, DATED AS OF APRIL 28, 1998, BETWEEN PALATIN TECHNOLOGIES, INC. (THE "COMPANY") AND THE ORIGINAL HOLDER HEREOF. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

               Underlying Shares shall not contain the legend set forth above or any other legend if the conversion of Shares or other issuances of Underlying Shares, as the case may be, occurs at any time while an Underlying Securities Registration Statement is effective under the Securities Act or, in the event there is not an effective Underlying Securities Registration Statement at such time, if in the opinion of counsel to the Company such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that it will provide Purchasers, upon request, with a certificate or certificates representing Underlying Shares, free from such legend at such time as such legend is no longer required hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section 4.1(b).

               Section 4.2. Acknowledgment of Dilution. The Company acknowledges that the issuance of Underlying Shares upon conversion of the Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares in accordance with the Certificate of Designation is unconditional and absolute regardless of the effect of any such dilution.

               Section 4.3. Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time prior to the date on which all Purchasers may resell all of their respective Underlying Shares without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent for the benefit of and enforceable by the Purchasers) the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the
Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this Section. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

               Section 4.4. Use of Proceeds. The Company shall use all of the proceeds from the sale of the Securities for working capital purposes and not for the satisfaction of any portion of Company debt in excess of an aggregate of $1,200,000 or to redeem any Company equity or equity-equivalent securities. Pending application of the proceeds of this placement in the manner permitted hereby the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities.

               Section 4.5. Listing of Underlying Shares. The Company shall (a) not later than the fifth Business Day following the Closing Date prepare and file with the Nasdaq SmallCap Market (as well as any other national securities exchange, market or trading facility on which the Common Stock is then listed) an additional shares listing application covering at least 175% of the number of Underlying Shares as would be issuable upon a conversion in full of the Shares, assuming such conversion occurred on the Original Issue Date, (b) take all steps necessary to cause such shares to be approved for listing on the Nasdaq SmallCap Market (as well as on any other national securities exchange, market or trading facility on which the Common Stock is then listed) as soon as possible thereafter, and (c) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock on such exchange or market. In addition, if at any time the number of shares of Common Stock issuable on conversion of all then outstanding Shares is greater than the number of shares of Common Stock theretofore listed with the Nasdaq SmallCap Market (and any such other national securities exchange, market or trading facility), the Company shall promptly take such action (including the actions described in the preceding sentence) to file an additional shares listing application with the Nasdaq SmallCap Market (and any such other national securities exchange, market or trading facility) covering at least a number of shares equal to 175% of the number of Underlying Shares as would then be issuable upon a conversion in full of the Shares.

               Section 4.6. Integration. The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the issue, offer or sale of the Securities to the Purchasers.

               Section 4.7. Increase in Authorized Shares. At such time as the Company would be, if a notice of conversion were to be delivered on such date, precluded from converting in full all of the Shares that remain unconverted at such date due to the unavailability of a sufficient number of shares of authorized but unissued or re-acquired Common Stock, the Board of Directors of the Company shall promptly (and in any case within 30 Business Days from such date) prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least a number of shares equal to the sum of (i) all shares of Common Stock then outstanding, (ii) the number of shares of Common Stock issuable on account of all outstanding warrants, options and convertible securities (other than the Preferred Stock) and on account of all shares reserved under any stock option, stock purchase, warrant or similar plan, and
(iii) 175% of the number of Underlying Shares as would then be issuable upon a conversion in full of the then outstanding Shares in accordance with the terms of this Agreement and the Certificate of Designation. In connection therewith, the Board of Directors shall (x) adopt proper resolutions authorizing such increase, (y) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the 60th day after delivery of the proxy materials relating to such meeting) and (z) within 5 Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase. If the Company does not receive stockholder approval for such increase or the Company fails to file an appropriate amendment in the time provided therefor by the immediately preceding sentence, then the provisions of Section 5(c) of the Certificate of Designation and Section 4.14 hereof shall apply.

               Section 4.8. Purchaser Ownership of Common Stock. JNC agrees not to use its ability to convert Shares to the extent such conversion or exercise would result in it beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of the Shares held by it after application of this Section. To the extent that the limitation contained in this Section applies, the determination of whether Shares are convertible by JNC (in relation to other securities owned by it) and of which Shares are convertible shall be in the sole discretion of JNC, and the submission of Shares for conversion shall be deemed to be JNC's determination of whether such Shares are convertible (in relation to other securities owned by it) and of which of its Shares are convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of JNC to convert Shares at such time as such conversion will not violate the provisions of this Section. The provisions of this Section may be waived by JNC upon not less than 75 days prior notice to the Company, and the provisions of this Section shall continue to apply until such 75th day (or later, if stated in the notice of waiver).

               Section 4.9. Right of  Participation;  Subsequent  Registrations.
(a) The Company shall not, other than pursuant to the currently contemplated strategic arrangement described in Schedule 6(b) to the Registration Rights Agreement, directly or indirectly, without the prior written consent of JNC, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity-equivalent securities or any instrument that permits the holder thereof to acquire Common Stock at any time over the life of the security or investment at a price that is less than the closing sales price of the Common Stock at the time of issuance of such security or investment (a "Subsequent Financing") for a period of 180 days after the Closing Date, except (i) the granting of options or warrants to employees, officers and directors, and the issuance of shares upon exercise of options granted, under any stock option plan or employment agreement or, with respect to senior management, consulting agreements heretofore or hereinafter duly adopted by the Company, (ii) shares issued upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible preferred stock in each case disclosed in Schedule 3.1(c), and (iii) shares of Common Stock issued upon conversion of the Shares, unless (A) the Company delivers to JNC a written notice (the "Subsequent Financing Notice") of its intention to effect such Subsequent Financing, which Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Persons with whom such Subsequent Financing shall be affected, and attached to which shall be a term sheet or similar document relating thereto, and (B) JNC shall not have notified the Company by 5:00 p.m. (Eastern Standard time) on the tenth (10th) Trading Day after its receipt of the Subsequent Financing Notice of its willingness to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, up to $2,000,000 (at JNC's option) of the financing described in the Subsequent Financing Notice to the Company on substantially the terms set forth in the Subsequent Financing Notice. If JNC shall fail to notify the Company of its (or its designee's) intention to participate in such Subsequent Financing and to enter into such negotiations within such time period, the Company may effect the Subsequent Financing substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Financing Notice without participation therein by JNC; provided, that the Company shall provide JNC with a second Subsequent Financing Notice, and JNC shall again have the right of participation set forth above in this paragraph (a), if the Subsequent Financing subject to the initial Subsequent Financing Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Financing Notice within forty-five (45) days after the date of the initial Subsequent Financing Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Financing Notice. The right of participation granted in this paragraph to JNC shall confer no rights to any Purchaser other than JNC to participate in a future financing by the Company.

               (b) Except for Underlying Shares and other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement and for Company securities permitted under Section 6(b) of the Registration Rights Agreement to be registered in the Underlying Securities Registration Statement, the Company shall not, for a period of not less than forty-five (45) days after the date that the Underlying Securities Registration Statement is declared effective by the Commission, without the prior written consent of the Purchasers, (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or
(ii) register for resale any securities of the Company. Any days that a Purchaser is not permitted to sell Underlying Shares under the Underlying Securities Registration Statement shall be added to such forty-five (45) day period for the purposes of (i) and (ii) above.

               Section 4.10. Notice of Breaches. Each of the Company and each Purchaser shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in the Transaction Document to be incorrect or breached as of such Closing Date. However, no disclosure by a party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document.

        Notwithstanding the generality of the foregoing, the Company shall promptly notify the Purchasers of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by the Transaction Documents violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the Purchasers a copy of any written statement in support of or relating to such claim or notice.

               Section 4.11. Conversion and Exercise Obligations of the Company. The Company shall honor conversions of the Shares and shall deliver Underlying Shares upon such conversions in accordance with the respective terms and conditions and time periods set forth in the Certificate of Designation.

               Section 4.12. Transfer of Intellectual Property Rights. Except in the ordinary course of the Company's business consistent with past practice or in connection with the sale of all or substantially all of the assets of the Company, the Company shall not transfer, sell or otherwise dispose of, any Intellectual Property Rights, or allow the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and would otherwise expire).

               Section 4.13. Reimbursement. In the event that any Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated pursuant to the Transaction Documents, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliate of each Purchaser and each of the partners, directors, agents, employees and controlling persons (if any), as the case may be, of each Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, each Purchaser and any such Affiliate and any such Person. The Company also agrees that no Purchaser or any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents, except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of such Purchaser or its partners, directors, agents, employees and controlling persons (if any), in connection with the transactions contemplated by this Agreement. No Purchaser shall, without the prior written consent of the Company, which shall not be unreasonably withheld or delayed, effect any settlement of any action in respect of which the Company is a party.

               Section 4.14. Liquidated Damages Upon Occurrence of Certain Events. (a) If the Common Stock shall for any reason fail to be listed on, or be suspended from trading from, the Nasdaq National Market or Nasdaq SmallCap Market for three (3) Trading Days (which need not be consecutive Trading Days), then each holder of Preferred Stock then outstanding shall have the right to require the Company to pay to it in cash an amount equal to 25% of the aggregate Stated Value of all shares of Preferred Stock then held by it, as liquidated damages and not as a penalty. Any such payment by the Company shall be due in full within five (5) Business Days of the date that the holder of such Preferred Stock notifies the Company of the exercise of the right to payment contained in this paragraph. Interest shall accrue and be payable on such liquidated damages at the rate of 18% per annum until the full amount of such liquidated damages, plus all accrued and unpaid interest thereon, are paid in full. A Purchaser shall not be entitled to liquidated damages as a result of a suspension or delisting described above in this paragraph if it has previously provided the Company with a Subsequent Reduced Conversion Price Notice pursuant Section 5(c)(i) of the Certificate of Designation, except in the event that the suspension or delisting that was the subject of such Subsequent Reduced Conversion Price Notice had been cured and a new suspension or delisting arose thereafter. For purposes hereof, shares of Preferred Stock for which a conversion has been requested in accordance with the Certificate of Designation shall be deemed to be outstanding if such delisting or suspension occurs on or prior to the date that the holder receives Underlying Shares from the Company in respect thereof.

               (b) If (i) the conversion rights of a Purchaser are suspended for any reason, or if a Purchaser is not for any reason permitted to sell Registrable Securities under an Underlying Securities Registration Statement, or
(ii) the Company fails to comply with requests by a Purchaser for conversion of any shares of its Preferred Stock into Underlying Shares in accordance with the terms and time periods set forth in the Certificate of Designation or (iii) the Company is required to convene a meeting of stockholders pursuant to Section 5(a)(ii) of the Certificate of Designation and fails to convene such meeting within the time period specified in such Section or does so convene such a meeting within such time period but fails to obtain Shareholder Approval (as defined in the Certificate of Designation) at such meeting (any such failure or breach being referred to as an "Event" and, for purposes of clauses (i), (ii) and (iii) the date on which such Event occurs, being referred to as "Event Date"), then, each such Purchaser may require the Company to pay to it in cash, 1.5% of the aggregate Stated Value of all shares of Preferred Stock then held by it, as liquidated damages and not as a penalty. In addition, on each monthly anniversary of the Event Date until the Event is cured, each such Purchaser may require the Company to pay to it in cash, 2.5% of the aggregate Stated Value of all shares of Preferred Stock then held by it, as liquidated damages and not as a penalty. A Purchaser shall not be entitled to liquidated damages for an Event for any month for which it has elected to deliver to the Company an Initial Reduced Conversion Price Notice pursuant Section 5(c)(i) of the Certificate of Designation in respect of such Event. However, a Purchaser shall be entitled to receive both the benefits of the Initial Reduced Conversion Price Notice and the liquidated damages contemplated in this paragraph for the same Event, but not both in the same monthly period. The Purchasers shall have the right to liquidated damages for multiple and/or successive Events. For purposes hereof, shares of Preferred Stock for which a conversion has been requested in accordance with the Certificate of Designation shall be deemed to be outstanding and held by the converting holder if an Event occurs on or prior to the date that the holder receives Underlying Shares from the Company in respect thereof.

               (B) If the Company fails for any reason to deliver to a holder certificates representing the number of Underlying Shares issuable upon a conversion of Preferred Stock in accordance with Section 5(b)(i) of the Certificate of Designation prior to the third Trading Day after the Conversion Date, then the Company shall pay to the converting holder, in cash, as liquidated damages and not as a penalty, $1,500 for each day after such third Trading Day until such certificates are received. Nothing herein shall limit a holder's right to pursue actual damages for the Company's failure to deliver certificates representing such Underlying Shares within the period specified herein and in the Certificate of Designation, and such holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall be cumulative and shall not prohibit the holders from seeking to enforce other damages available under this Agreement or the Certificate of Designation.

                                    ARTICLE V

                                  MISCELLANEOUS

               Section 5.1. Fees and Expenses. At the Closing, the Company shall pay (i) $25,000 to the Escrow Agent for the legal fees and disbursements of the Purchasers in connection with the preparation and negotiation of the Transaction Documents and (ii) $5,000 to JNC for its due diligence expenses and disbursements in connection with the transactions contemplated hereby. Other than the amounts contemplated by the immediately preceding sentence, and except as set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto. The Purchasers shall be responsible for their own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

               Section 5.2. Entire Agreement; Amendments, Exhibits and Schedules. This Agreement, together with the Exhibits and Schedules hereto, the Certificate of Designation, the Registration Rights Agreement and (with respect to JNC and the Company) the Escrow Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, including, without limitation, any and all agreements and understandings with respect to the Unit Offering. The Exhibits and Schedules to this Agreement are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

               Section 5.3. Notices. Any notice or other communication or delivery required or permitted to be provided hereunder shall be in writing and shall be deemed to have been received on the earliest of (i) the date of transmission, if such notice or communication is delivered to the address or to the facsimile telephone number (as the case may be) specified in this Section prior to 8:00 p.m. (Eastern Standard time) on a Business Day, (ii) the Business Day after the date of transmission or hand delivery, if such notice or communication is delivered to the address or the at the facsimile telephone number (as the case may be) specified in this Section later than 8:00 p.m.
(Eastern  Standard  time) on any date  and  earlier  than  11:59  p.m.  (Eastern
Standard time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications to any Purchaser shall be as set forth below such Purchaser's name on Schedule 1 and, if to the Company, to the following address:

                          Palatin Technologies, Inc.
                          214 Carnegie Center
                          Princeton, NJ 08540
                          Facsimile No.: (609) 452-0880
                          Attn: Edward J. Quilty

        With copies to:   Rubin Baum Levin Constant & Friedman
                          30 Rockefeller Plaza
                          New York, NY 10112
                          Facsimile No.: (212) 698-7700
                          Attn: Faith L. Charles, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

               Section 5.4. Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

               Section 5.5. Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

               Section 5.6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns, including any Persons to whom a Purchaser transfers Shares. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

               Section 5.7. No Third-Party Beneficiaries; Obligations Several. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and, other than with respect to permitted assignees under Section 5.6, is not for the benefit of, nor may any provision hereof be enforced by, any other Person. The obligations of the Purchasers under the Transaction Documents are several and not joint and no Purchaser shall be responsible for any obligations of or misdeeds by any other Purchaser.

               Section 5.8. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of any New York state court sitting in the Borough of Manhattan, the state and federal courts sitting in the City of New York or any federal court sitting in the Borough of Manhattan in the City of New York (collectively, the "New York Courts") in respect of any Proceeding arising out of or relating to this Agreement, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the New York Courts. Each party irrevocably waives to the fullest extent it may effectively do so under applicable law any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in any New York Court and any claim that any such proceeding brought in any New York Court has been brought in an inconvenient forum. Nothing herein shall affect the right of any Holder. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

               Section 5.9. Survival. The representations, warranties, agreements and covenants contained in this Agreement shall survive the Closing and the issuance and conversion of the Shares for a period of three years from the Closing Date, except for claims arising from fraud which shall survive for the applicable statute of limitations.

               Section 5.10. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

               Section 5.11. Publicity. The Company and JNC shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither JNC nor the Company shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of JNC without its prior written consent, except to the extent that JNC's name (but not the name of any beneficial owner thereof) is required to be disclosed by the Nasdaq Stock Market (or any successor association) or the Commission. The Purchasers other than JNC shall not make any public statement or issue any press release regarding the transactions contemplated hereby without the prior written consent of JNC and the Company. Within 10 Business Days of the Closing Date, the Company shall issue a press release or file with the Commission a Form 8-K or Form 10-QSB publicly announcing the sale of the Shares to the Purchasers.

               Section 5.12. Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

               Section 5.13. Remedies. Each of the parties to this Agreement acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement in any action instituted in any court of the United States of America or any state thereof having jurisdiction over the parties to this Agreement and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

               IN  WITNESS   WHEREOF,   the  parties  hereto  have  caused  this
Convertible Preferred Stock Purchase Agreement to be duly executed as of the date first indicated above.


                                  The Company:
                                  -----------

                                  PALATIN TECHNOLOGIES, INC.



                                  By:_____________________________
                                      Name: Edward J. Quilty
                                     Title: Chairman and Chief Executive Officer


                                  The Purchasers:
                                  --------------

                                  JNC OPPORTUNITY FUND LTD.


                                  By:_____________________________
                                      Name:
                                     Title:


                                  ROBERT LEAF


                                  ________________________________
                                  Robert Leaf


                                  JOSEPH AND BARBARA STRASSMAN


                                  ________________________________
                                  Joseph Strassman  Barbara Strassman


                                  CARL F. SCHWARTZ


                                  ________________________________
                                  Carl F. Schwartz